THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. SUCH WARRANT AND SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                            ZIASUN TECHNOLOGIES, INC.

                          COMMON STOCK PURCHASE WARRANT


Warrant No.              ZW-001
Issue Date:              January 14, 2000
Exercise Price:          See Section 1.3
Warrant to Purchase:     200,000 Shares of Common Stock
Expires:                 See Section 1.4

          Transferable or Exercisable Upon Conditions Herein Specified


     THIS CERTIFIES that for value received, Continental Capital & Equity Corporation, a Florida Corporation, hereafter referred to as the "Holder", is entitled to subscribe for and purchase from ZiaSun Technologies, Inc., a Nevada Corporation, hereinafter referred to as ("ZiaSun" or the "Corporation"), Two Hundred Thousand (200,000) shares of the Common Stock, $0.001 par value per share (the "Common Stock"), of the Corporation (such shares to be subject to adjustment in accordance with Section 4. hereof, hereinafter sometimes called the "Warrant Shares" at the exercise price and within the exercise period, as set forth herein.

     1. Exercise of Warrant.
        -------------------

     1.1 Method of Exercise. The rights represented by this Warrant may be exercised by the Holder hereof, in whole at any time or in part from time to time during the Exercise Period, but not as to a fractional share of Common Stock, by the surrender of this Warrant (properly endorsed) at the office of the Corporation, at 462 Stevens Avenue, Suite 106, Solana Beach, California 92075, or at such other agency or office of the Corporation in the United States of America as it may designate by notice in writing to the Holder hereof at the address of such Holder appearing on the books of the Corporation), and by payment to the Corporation of the Exercise Price in an acceptable form of payment as set forth in section 1.6 below.

     1.2 Delivery of Shares Upon Exercise. In the event of any exercise of the rights represented by this Warrant, (i) a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the person entitled to receive the same, shall be mailed to the Holder hereof within a reasonable time, not exceeding ten (10) days, after the rights represented by this Warrant shall have been so exercised; provided, however, that the

Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the registered Holder thereof, and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid; (ii) unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of record of such shares at the close of business on the next succeeding date on which the stock transfer books are open. The issuance of any shares of Common Stock pursuant to the terms of this Warrant shall at all times be subject to the requirements of the ACT, as amended, and to the applicable foreign and state securities and blue sky laws then in effect.

     1.3 Exercise Price. The Exercise Price for the Warrants shall be based upon the Closing Bid of the Common Stock of the Corporation as reported on the NASD Over the Counter Bulletin Board, as of the date of issuance of this Warrant (the "Closing Bid"), and shall be calculated as follows:

          (a) Round 1. The Holder shall have the right to purchase 50,000 shares of the Common Stock of the Corporation, at an Exercise Price equal to one hundred twenty-five percent (125%) of the Closing Bid;

          (b) Round 2. The Holder shall have the right to purchase 50,000 shares of the Common Stock of the Corporation, at an Exercise Price equal to one hundred fifty percent (150%) of the Closing Bid;

          (c) Round 3. The Holder shall have the right to purchase 50,000 shares of the Common Stock of the Corporation, at an Exercise Price equal to one hundred seventy-five percent (175%) of the Closing Bid; and

          (d) Round 4. The Holder shall have the right to purchase 50,000 shares of the Common Stock of the Corporation, at an Exercise Price equal to two hundred percent (200%) of the Closing Bid.

     1.4 Exercise Period. The rights represented by the Warrant may be Exercised during the Exercise Periods as follows:

          (a) Round 1. The Holder shall have the right to purchase 50,000 shares of the Common Stock of the Corporation, at the Exercise Price set forth in Section 1.3(a), beginning on the date hereof and ending on the close of business one hundred eighty (180) days from date of issuance;

          (b) Round 2. The Holder shall have the right to purchase 50,000 shares of the Common Stock of the Corporation, at the Exercise Price set forth in Section 1.3(b), beginning on the date hereof and ending on the close of business two hundred ten (210) days from date of issuance, subject to extension as set forth in
               Section 1.5 below.

          (c) Round 3. The Holder shall have the right to purchase 50,000 shares of the Common Stock of the Corporation, at the Exercise Price set forth in Section 1.3(c), beginning on the date hereof and ending on the close of business two hundred forty (240) days from date of issuance, subject to extension as set forth in
               Section 1.5 below.

          (d) Round 4. The Holder shall have the right to purchase 50,000 shares of the Common Stock of the Corporation, at the Exercise Price set forth in Section 1.3(c), beginning on the date hereof and ending on the close of business two hundred seventy (270) days from date of issuance, subject to extension as set forth in
               Section 1.5 below.

     1.5 Extension of Exercise Period. In the event that Round 1 of the Warrants as set forth in Section 1.3(a) is exercised by the Holder, then the Exercise Period for Round 2, Round 3 and Round 4, as set forth in Section 1.4(b), (c) and
(d), above, shall be extended for an additional period of sixty (60) days, from the date that a Registration Statement registering the Shares issuable upon exercise of Round 1, is deemed effective.

          By way of Example only , if Round 1 is exercised on the 180th day following issuance of this Warrant, and a Registration Statement with regard to Round 1 is deemed effective the 240th day following issuance of this Warrant, then the exercise period for Rounds 2, 3 and 4 would end on the 300th day following issuance of this Warrant.

     1.6 Forms of Payment Authorized. Upon Exercise of the Warrant, the Holder shall deliver to the Corporation, at the time of giving the notice of exercise payment in one of the following forms:

          (a) Cash Payment. Payment in form of cash, by certified or official bank check or via wire transfer, in United States Dollars for each share being purchased; or

          (b) Payment With Shares of the Corporation. Holder may also pay the Purchase Price by delivering and surrendering to the Corporation Shares which:

               (i) have been owned by the  Holder  for at least six (6)  months;
               and

               (ii) have an aggregate fair market value on the date of surrender equal to the Purchase Price.

               (iii) In the event that the number of shares evidenced by the certificates delivered exceeds the number required, the Company will reimburse the differential through a payment to the Holder by check.

          (c) Cashless Exercise or Conversion Right. In lieu of exercising the Warrant as specified above, the Holder may from time to time convert the Warrant, during the Exercise Period at the Exercise Price set forth above, in whole or in part, into a number of shares of Common Stock determined by:

               (i) dividing the aggregate fair market value of the Shares, or other securities otherwise issuable upon exercise of the Warrant, minus the aggregate Exercise Price of such Shares, by

               (ii) the fair market value of one Share. The fair market value of the Share shall be determined pursuant to Section 1.6(d) below.

--------------------------------------------------------------------------------
          By way of example only, and assuming the following, the number of shares to be issued to Holder under the Conversion Right would be calculated as follows:

          (i) The Closing Bid of the Common Stock on date of issuance of the Warrant is $12.00

          (ii) The closing bid for the Company's common stock is $20.00 on the date that Holder exercises the rights to Round 1.

          (iii) The Holder has the right to purchase 50,000 shares;

          (iv) The exercise price of the Option is $15.00 (i.e.  125% of $12.00)


          Aggregate Fair market value of Shares  (50,000 x $20.00) = 1,000,000
          Aggregate Warrant Exercise Price is    (50,000 x $15.00) = 750,000
          Fair market value of one share         (Closing Bid)     = $20.00

         (Aggregate Fair market value of Shares) minus (Aggregate Warrant Price)
         -----------------------------------------------------------------------
                                 Fair Market Value of one Share

         12,500 Shares to be Issued =  (1,000,000 - 750,000) i.e.  250,000
                                        --------------------       -------
                                              $20.00               $20.00
--------------------------------------------------------------------------------

          (d) Fair Market Value. If the Shares are traded in a public market, the fair market value of the Shares shall be the closing bid or price of the Shares (or the closing price of the Corporation's Common Stock in which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Corporation. If the Shares are not traded in a public market, the Board of Directors of the Corporation shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Corporation and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determination by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Corporation. In all other circumstances, such fees and expense shall be paid by Holder.

     2. Covenants as to Common Stock. The Corporation covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all actions as may be requisite to assure that the stated or par value, if any, of the Common Stock is at all times equal to or less than the then exercise price per share of Common Stock issuable upon exercise of this Warrant. The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Corporation further covenants and agrees that if any shares of Common Stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly issued or delivered upon exercise, then, the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

     3. Registration Rights. The Corporation agrees that the Shares issuable upon exercise of this Warrant, shall be subject to the registration rights set forth in that certain Registration Rights Agreement executed concurrently herewith, a copy of which is attached hereto as Exhibit A.

     4. Adjustment of Warrant Shares.

     4.1 If at any time the Corporation shall (i) take a record of the shareholders of Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock into a larger number of shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Exercise Price shall be adjusted to equal the product of the Exercise Price in effect immediately prior to the event giving rise to the adjustment multiplied by a fraction the numerator of which is equal to the number of shares of Common Stock outstanding immediately prior to the event giving rise to the adjustment and the denominator of which is equal to the number of shares of Common Stock outstanding immediately after such event upon any such adjustment of the Exercise Price, the holder hereof shall thereafter be entitled to purchase upon the exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. No adjustment in the Exercise Price shall be required to be made unless such adjustment would require an increase or decrease of at least $0.10, provided, however, that any adjustments which by reason of this section are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     4.2 Anything contained herein to the contrary notwithstanding, in case, at any time after the date hereof, of any capital reorganization or any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Common Stock), or any statutory exchange of securities with another corporation
(including any exchange effected in connection with a merger of a third corporation into the Corporation), or the sale or disposition of all or substantially all of the properties and assets of the Corporation to another corporation, in which holders of Common Stock shall be entitled to receive cash, stock, securities or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger, exchange, sale or other disposition, the Corporation or the successor or purchaser, as the case may be, shall make lawful and adequate provision so that this Warrant shall thereafter be exercisable for, and upon exercise the holder hereof shall be entitled to receive, the amount and kind of cash, stock, securities or other property which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation, merger, exchange, sale or other disposition) upon exercise of this Warrant would have been entitled to receive upon or as a result of such reorganization, reclassification, consolidation, merger, sale or other disposition. The provisions of this Section 4.2 shall similarly apply to successive reorganizations, reclassification, consolidations, mergers, exchanges, sales or other dispositions.

     4.3 Whenever the number of Warrant  Shares shall be adjusted as provided in
Section 4.1 above, the Corporation shall forthwith file, at the office of the transfer agent for the Common Stock or at such other place as may be designated by the Corporation, a statement, signed by its chief financial officer, showing in reasonable detail the facts requiring such adjustment and the number of Warrant Shares that shall be in effect after such adjustment. Upon request by the holder of this Warrant, the Corporation shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage prepaid, to the holder of this Warrant at such holder's address appearing on the Corporation's records, and, if not so previously mailed, shall provide a copy of such statement to the holder hereof at the time of exercise.

     5. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting or other rights as a stockholder of the Corporation.

     6. Transfer Restriction Legend. Each certificate representing shares initially issued upon exercise of this Warrant (and subsequently issued if appropriate), unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend (and any additional legend required by applicable securities laws or any securities exchange or NASDAQ at the time of such exercise) on the face thereof:

          "The  securities   represented  by  this  certificate  have  not  been
          registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be sold, transferred, hypothecated or otherwise assigned except pursuant to a registration statement with respect to such securities which is effective under such act and under any applicable state securities laws unless, in the opinion of counsel reasonably satisfactory to the Company, an exemption from the registration requirements of such act and state securities laws is available."

     Any certificate issued at any time upon transfer of, or in exchange for or replacement of, any certificate bearing such legend (except a new certificate issued upon completion of a public distribution of the securities represented thereby pursuant to a registration under the Securities Act) shall also bear such legend unless, in the opinion of counsel for the registered holder thereof reasonably acceptable to the Company, the shares represented thereby need no longer be subject to the restrictions in this Section. The provisions of this
Section 6., shall be binding upon all subsequent holders of certificates bearing the above legend, and shall also be applicable to all subsequent holders of this Warrant.

     7. Condition for Issuance of Shares upon Exercise. The Corporation will be able to issue the shares of Common Stock upon exercise of the Warrant only if there is a then current Private Placement Memorandum or registration statement available for and distributed to the warrant holders relating to such Common Stock, or only if such Warrant and Common Stock is qualified for sale or exempt from registration and qualification under applicable federal securities laws and state securities laws of the jurisdiction in which various holders of the Warrants reside. The Corporation reserves the right in its sole discretion to determine not to apply for exemptions or to register such Common Stock in any jurisdiction where the time and expense do not justify such exemption filing or registration. The Warrants may be deprived of any value in the event the Corporation does not satisfy or the Corporation chooses not to satisfy any such requirements. Although it is the present intention of the Corporation to satisfy such requirements, there can be no assurance that the Corporation will be able to do so.

     8. Holder Representation and Acknowledgment. The Holder by accepting this Warrant agrees and acknowledges that the Warrant is being purchased for its own account, for investment purposes only, and not for the account of any other person, and not with a view to distribution, assignment or resale to others or to fractionalization in whole or in part, and the Holder further represents, warrants and agrees as follows: no other person has or will have a direct or indirect beneficial interest in this Warrant and the Holder will not sell, hypothecate or otherwise transfer his Warrant except in accordance with the Act, as amended and applicable state securities laws or unless, in the opinion of counsel for the Holder acceptable to the Corporation, an exemption from the registration of the Act and such laws is available.

     9. Transfer of Warrant. Subject to Section 6. hereof, this Warrant and all rights hereunder are transferable in whole, (or in part), at the agency or office of the Corporation referred to in Section 1. hereof by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for all purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until each transfer on such books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes.

     10. Elimination of Fractional Interests. The Corporation shall not be required to issue stock certificates representing fractions of shares of Common Stock, nor shall it be required to pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated.

     11. Exchange of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Corporation designated in Section 1 hereof, for a new Warrant of like tenor representing the right to subscribe for and purchase the number of Warrant Shares which may be subscribed for and purchased hereunder.

     12. Notices to Warrant Holders. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent to or receive notice as a shareholder in respect of any meetings of shareholders for the election of Directors or any other matter, or as having any rights whatsoever as a shareholder of the Corporation. If, however, at any time prior to the expiration of the Warrant and prior to its exercise, any of the following events shall occur:

          12.1 The Corporation shall offer to all of the holders of its Common Stock any additional shares of stock of the Corporation or securities convertible into or exchangeable for shares of stock of the Corporation, or any option, right or warrant to subscribe therefore, or

          12.2 A dissolution, liquidation or winding up of the Corporation (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety (whether by merger, consolidation or sale of assets) shall be proposed.

     Then, in any one or more of the above said events, the Corporation shall give written notice of such events at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     13. Lost, Stolen, Mutilated, Destroyed Warrant. Upon surrender by the holder of this Warrant to the Corporation, the Corporation at its expense will issue in exchange therefore, and deliver to such holder, a new Warrant. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon delivery by such holder of an indemnity agreement or security satisfactory to the Corporation, and in case of any such mutilation, upon surrender and cancellation of this Warrant, the Corporation, upon reimbursement of all reasonable expenses incident thereto, will issue and deliver to such holder a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant delivered to such holder in accordance with this Section 13., shall bear the same securities legends as the Warrant which it replaced.

     14. Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made therein.

     15. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

          15.1 If to the registered holder of this Warrant, to the address of such holder as shown on the books of the Corporation; or

          15.2 If the Corporation, at 462 Stevens Avenue, Suite 106, Solana Beach, California 92075.

     16. Successors. All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

     17. Headings. The Article and Section headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers as of the date first above written.

                            ZIASUN TECHNOLOGIES, INC.
                              A Nevada Corporation



/S/ D. Scott Elder                           /S/ Allen D. Hardman
---------------------------------            -----------------------------------
By:  D. Scott Elder                          By:  Allen D. Hardman
Its: Chairman and CEO                        Its: Executive Vice President

                                FORM OF EXERCISE
                [To be signed only upon exercise of the Warrant]

The Undersigned, the Holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase hereunder _______________ shares of Common Stock of ZiaSun Technologies, Inc., a Nevada Corporation, and:

     [ ] herewith tenders payment of $__________________ in full payment of the exercise price for such shares, or

     [ ] herewith tenders and delivers __________________ shares of the Common Stock of the Corporation, pursuant to Section 1.6(b), which have been owned by the Holder for at least six (6) months and have an aggregate fair market value on the date of surrender equal to the aggregate Exercise Price of $__________________; or

     [ ] hereby waives receipt of ______________ of the Warrant shares as calculated pursuant to Section 1.6(c) and agrees to take delivery of only ______________ shares, pursuant to said conversion, without any exchange of money, and requests that the certificate for such shares purchased hereunder be issued in the name of, and delivered to:

     -----------------------------------
     Name as Shares are to be registered

     -----------------------------------
     Address

     -----------------------------------
     City, State and Zip

     -----------------------------------
     SNN / EIN

If said number of shares shall not be all the shares purchasable hereunder, that a new Warrant for the balance of the remaining shares purchasable under the within Warrant be requested in the name of, and delivered to, the undersigned at the address stated below.

The undersigned further acknowledges that the undersigned is/are acquiring the shares purchasable under the Warrant for investment for its own account and not as the nominee or agent, and not with the view to, or for resale in connection with, any distribution of such shares within the meaning of the Securities Act.


Dated: ____________________________         __________________________________
                                            Signature of Warrant Holder(s)

                               FORM OF ASSIGNMENT

                 [To be signed only upon transfer of a Warrant]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

     ____________________________, whose address is ____________________________
_____________________________________________,  all of the rights represented by the within Warrant to purchase ____________________________ shares of the Common Stock of ZiaSun Technologies, Inc. to which the within Warrant relates, and appoints _______________________________________, Attorney to transfer such rights on the books of ZiaSun Technologies, Inc., with full power of substitution in the premises.


------------------------------------        ------------------------------------
Signature of Warrant Holder(s)              Signature of Warrant Holder(s)

                                            ------------------------------------
                                            Name of Holder of Warrant

                                            ------------------------------------
                                            Address of  Holder of Warrant:

                                            ------------------------------------
                                            City, State and Zip